Principal Funds, Inc.
Supplement dated July 17, 2020
to the Statutory Prospectus dated March 1, 2020
(as previously supplemented)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR GOVERNMENT & HIGH QUALITY BOND FUND
Delete the second paragraph under Principal Investment Strategies, and replace with the following paragraph:
Under normal circumstances, the Fund maintains an average portfolio duration that is within ±50% of the duration of the Bloomberg Barclays Fixed-Rate MBS Index, which as of December 31, 2019 was 3.21 years. The Fund is not managed to a particular maturity.